THE PARNASSUS INCOME TRUST

                           Equity Income Fund (PRBLX)

                            Fixed-Income Fund (PRFIX)
                       California Tax-Exempt Fund (PRCLX)


                         Quarterly Report March 31, 2004
--------------------------------------------------------------------------------




                                                                April 26, 2004



Dear Shareholder:

     Enclosed is the quarterly report for the Parnassus Income Trust. As you know, we used to prepare shareholder reports only twice a year: an annual report and a semiannual report. Now, the Trust is following the lead of the Parnassus Fund and producing shareholder reports every quarter.

     The Trust has three funds and the portfolio manager for each fund wrote each individual report. Todd Ahlsten wrote the reports for the Equity Income Fund and the Fixed-Income Fund while Stephen Dodson and Ben Liao co-authored the California Tax-Exempt Fund report.

     Parnassus proxy voting policies and procedures are on our website (www.parnassus.com) and on the website of the Securities and Exchange Commission (www.sec.gov). You can also request a printed copy by calling (800) 999-3505. On the Parnassus website, you can also find a record of our votes cast at shareholder meetings.

                                                                Yours truly,



                                                                Jerome L. Dodson

                                                                   President

                               Equity Income Fund
     As of March 31, 2004, the net asset value per share (NAV) of the Equity Income Fund was $24.50, so after taking dividends into account, the total return for the first quarter of the year was 2.44%. This compares to a gain of 1.69% for the S&P 500 and a gain of 2.22% for the average equity income fund followed by Lipper. After underperforming in 2003 because we were defensively positioned, the Fund is off to a good start in 2004. Our three, five and ten-year returns all beat the S&P 500. In fact, our five-year average return of 10.28% exceeds the S&P 500's annual loss of 1.19% by over 11% annually.

     Below is a table that compares the performance of the Fund with the S&P 500 and the average equity income fund followed by Lipper. Average annual total returns are for the one, three, five and ten-year periods.



-------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                         Equity Income            Lipper Equity Income           S&P 500
for periods ended March 31, 2004                          Fund                    Fund Average                Index
-------------------------------------------------------------------------------------------------------------------
One Year                                                 19.49%                      35.78%                  35.12%
Three Years                                               8.87%                       2.83%                   0.65%
Five Years                                               10.28%                       3.52%                  (1.19%)
Ten Years                                                11.90%                      10.40%                  11.66%
-------------------------------------------------------------------------------------------------------------------

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should consider the investment objectives, risks, charges and expenses of the Equity Income Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares.




STRATEGY
     The Fund is now fully invested with only 2% cash. While the S&P 500 isn't a bargain at 23 times trailing earnings, the economy looks solid for 2004 which should push stock prices higher. Consumer spending is strong, businesses are buying more equipment and the economy added a robust 308,000 jobs during March according to U.S. Government estimates. These improving trends of job creation and business capital spending should continue as CEO confidence, as measured by the New York-based Conference Board, rose in March to its highest level since 1983. Based on these factors, I expect strong earnings growth and higher stock prices this year.

     The Fund's goal for 2004 is to beat the S&P 500's return by owning good businesses that are undervalued with solid business prospects. During the first quarter, we added to our positions in healthcare services, pharmaceuticals, financial services, and publishing. We bought leaders in those industries that traded for less than 20 times earnings, had the potential to grow profits at least 10% and generate a 15% or higher return on equity in 2004. Our 30-day SEC yield for March was 1.66% versus a 1.60% yield for the S&P 500.

WINNERS
     The Fund had eight winners that added three cents or more to the NAV. Our biggest gain was an investment in Toys "R" Us preferred stock which increased the NAV by six cents as it increased 17.6% from our average cost. The stock price rose as the company announced a restructuring plan in February that will sell 124 of its unprofitable Kids "R" Us stores.

     Athletic footwear retailer Foot Locker added four cents per share to the NAV. Based on strong sales in Europe, the bankruptcy filing of its largest mall competitor, Footstar, and an improved relationship with Nike, Foot Locker's stock jumped 7% from our average cost of $24.15 to $25.80. The company should report record earnings in 2004, because of demand generated by the Summer Olympics and because of a recent agreement with Nike to provide Foot Locker with an increased allocation of its best-selling footwear.

     Laboratory company Quest Diagnostics added four cents per share as its stock price increased 13% from our average cost of $73.34 to $82.83. The company is generating strong earnings from new diagnostic tests, stable prices and good cost control.

     Student loan provider SLM Corporation, formerly known as "Sallie Mae" also added four cents to the NAV. The stock rose 11% from $37.68 to $41.85 as the company continues to gain market share and report record profits.

     Natural gas pipeline and distribution company, Kinder Morgan, increased the NAV by four cents as its stock rose 6.6% from $59.10 to $63.02. Based on natural gas production increases linked to its expanded pipelines, Kinder Morgan is generating strong cash flow growth.

     Pitney Bowes, the leading manufacturer of postage meters and mailing equipment, also added four cents to the NAV. While higher pension expenses and lower earnings from its capital services (aircraft leasing) slowed growth in 2003, earnings should grow faster in 2004 and 2005 based on an improving economy.

     Financial services giant American International Group (AIG) boosted the Fund's NAV by three cents as its stock increased 7.6% to $71.35 from $66.28. The company should have strong profit growth in 2004 as pricing remains strong for its insurance business.

     Retailer Target Corporation also added three cents to the NAV as the stock rose 17.3% from $38.40 to $45.04. The company's announcement in March that it was looking to sell its underperforming Mervyn's, and Marshall Field's department store chains, was a big catalyst for the stock to move higher. In addition, the company's Target stores continue to report strong profit growth.


SOCIAL NOTES
     One of my favorite executives is Paul Charron, the CEO of one of our largest positions, Liz Claiborne. Not only has he delivered strong financial results at Liz Claiborne since he joined the company in 1994, he also has a strong commitment to social responsibility. One of the big issues for apparel companies is overseas workers' rights, an area where Liz Claiborne has been a standout. Many CEOs will talk about being progressive leaders, but few actually roll up their sleeves and get involved operationally. In a recent article I read online via Reuters, Paul Charron is quoted as saying, "I'm probably the only Fortune 500 CEO you'll see that has actually crawled through factories in
Saipan....We talk to people about human rights, and we monitor human rights
independently....we're constantly looking...We're all at risk if we try to take shortcuts." The article also mentioned that Paul Charron personally helped convince Wal-Mart Stores Inc. CEO Lee Scott to stop buying goods produced in Myanmar, which has long faced charges on forced labor and other human rights abuses.

     The above-mentioned article reminded me of a great meeting I had in September of 1999 with Paul Charron at Liz Claiborne's corporate headquarters in New York. In our meeting, Paul's eyes lit up when I asked about the company's international sourcing. We talked at great length about his travels in Southeast Asia where he checked out Liz's independent manufacturers for safety and working conditions. We were so engrossed with our conversation that the meeting actually ran over time by at least a half an hour. For a very busy CEO of a $3 billion apparel company, I was impressed he had so much passion about the subject and the time to talk at such length about overseas working conditions. I'm proud we're shareholders in Liz Claiborne.

     Thank you for investing in the Parnassus Equity Income Fund.

                                                             Yours truly,



                                                             Todd C. Ahlsten

                                                             Portofolio Manager

                                Fixed-Income Fund
     As of March 31, 2004, the net asset value per share (NAV) of the Fixed-Income Fund was $16.11, so after taking dividends into account, the total return for the first quarter of the year was 1.14%. This compares to a return of 3.08% for the Lehman Government/Corporate Bond Index and 2.60% for the average A-Rated debt fund followed by Lipper. The 30-day SEC yield for March was 1.37%.

     Below you will find a table that compares the performance of the Fixed-Income Fund with that of the Lehman Government/Corporate Bond Index and the Lipper A-Rated Debt Fund Average. As I will discuss below, we played defense in the first quarter and underperformed our peers. As a result, our five and ten-year returns now slightly underperform the Lipper A-Rated Debt Fund Average. However, we are positioned to preserve capital versus our peers as we expect interest rates to rise significantly this year.



-------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                     Fixed-Income           Lipper A-Rated Debt         Lehman Government/
for periods ended March 31, 2004                     Fund                  Fund Average            Corporate Bond Index
-------------------------------------------------------------------------------------------------------------------
One Year                                             3.67%                     6.11%                       6.15%
Three Years                                          7.83%                     6.79%                       8.00%
Five Years                                           6.04%                     6.32%                       7.56%
Ten Years                                            6.71%                     6.84%                       7.65%
-------------------------------------------------------------------------------------------------------------------

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should consider the investment objectives, risks, charges and expenses of the Fixed-Income Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Government/ Corporate Bond Index is a widely recognized unmanaged index measuring the performance of bonds and other fixed-income securities, and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares.




STRATEGY
     We're looking for a big jump in interest rates this year as a strong economy and improving job creation spark inflation fears. When interest rates rise, bond prices fall so we're positioned to preserve capital and avoid significant losses. To prepare for rising rates, we have made two major portfolio decisions. First, we reduced our bond portfolio's duration to only
2.31 years. Duration essentially measures how much, in percentage terms, a bond price will change for a 1% change in yield. I'm expecting the 10-year Treasury bond to rise from 3.84% as of March 31 to 5.0% by the end of the year. If this interest rate spike happens, the 10-year U.S. Treasury, which has duration of about eight years, would fall an estimated 9.3% versus our bond portfolio which would drop about 3.0%. Unfortunately, during the first quarter, interest rates continued to decline, so our Fund rose less than our peers. In addition, our SEC yield, at 1.48% during the first quarter, was depressed because of our short duration.

     Our second portfolio action was to increase the convertible bond/convertible preferred stock allocation from 5.0% at year-end to 11.27%. Our convertible investments should climb in value along with a better economy and higher stock prices.

     While the first quarter was a disappointment, our strategy is beginning to pay off in the second quarter. On April 2, the U.S. Government announced an estimated 308,000 jobs were added during February which far exceeded estimates. This positive job market surprise sparked inflation fears which caused bond prices to tumble and interest rates to soar. For the day, the 10-year Treasury yield jumped over a quarter point from 3.88% to 4.15%. While the Lipper A-Rated Debt Fund Average tumbled 0.87% that day, our Fund fell by only 0.12%. This demonstrates how we are positioned to preserve capital if rates rise. As of mid-April, the Fund is off to a good start this quarter with a gain of 0.18% versus a loss of 0.90% for the Lipper A-Rated Debt Fund Average.

     I anticipate the Fund will be defensively positioned for the next several months as we monitor the improving economy. During this time, the Fund's monthly dividend will remain low because our short duration bonds have low yields. However, as we have seen so far in April, our low duration portfolio should protect the portfolio if rates rise. Should this happen, we will look to increase our portfolio duration and dividend yield.

     Thank you for investing in the Parnassus Fixed-Income Fund.

                                                            Yours truly,



                                                            Todd C. Ahlsten

                                                            Portofolio Manager

                           California Tax-Exempt Fund
     As of March 31, 2004, the net asset value per share (NAV) of the California Tax-Exempt Fund was $17.28. Taking dividends into account, the total return for the first quarter of 2004 was 1.52%. The average California municipal debt fund followed by Lipper, Inc. had a return of 1.54%. Although performing at the average of our peer group isn't exciting, we feel that the portfolio is in a great position for the rest of the year.

     Below you will find a table that compares our annual returns to various indices over the past one, three, five and ten-year periods. The 30-day SEC yield for March 2004 was 1.93%.

-------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                   California           Lipper California Municipal       Lehman Municipal
for periods ended March 31, 2004             Tax-Exempt Fund              Debt Fund Average              Bond Index
-------------------------------------------------------------------------------------------------------------------
One Year                                          4.56%                         5.25%                       5.86%
Three Years                                       5.33%                         5.29%                       6.49%
Five Years                                        5.14%                         4.77%                       6.00%
Ten Years                                         6.36%                         6.03%                       6.81%
-------------------------------------------------------------------------------------------------------------------

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should consider the investment objectives, risks, charges and expenses of the California Tax-Exempt Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities, and it is not possible to invest directly in an index. An index doesn't take expenses into account, but mutual fund returns do.



     Like the Fixed-Income Fund, the California Tax-Exempt Fund has taken a defensive posture in anticipation of rising interest rates during 2004. While this hindered our performance since interest rates stayed low, we were able to keep up with the average municipal bond fund because the three California General Obligation (G.O.) bonds we own made a strong comeback. All three appreciated more than 1% for the first quarter of 2004. California voters in March approved a $15 billion bond issuance aimed at reducing the budget deficit. The approval drove the values of those G.O. bonds higher, since investors were more confident that California would be able to pay off its obligations. Since those three bonds represent about 12% of our portfolio, the impact was significant. You may remember however, that these are the same three bonds that dragged down our performance in the last quarter of 2003 when California was facing a huge budget deficit.

     The financial situation for California is much improved, though there is room for even more improvement. Moody's has changed the outlook from "Negative" to "Stable," reflecting the voter's approval of the bond deal. We could see another positive development if state income tax receipts increase in May.

OUTLOOK
     Interest rates remained low for the first quarter of 2004, but have begun to rise. We are anticipating that rates will continue to rise for the remainder of 2004. The average maturity of the Fund is about 5.3 years as of the end of the quarter. As rates have risen, the Fund has performed well compared to the Lehman California Municipal Bond Index, beating it by 41 basis points (0.41%) for the quarter as of April 14, 2004. The California economy is still fragile given the anemic job growth, but we expect California bonds will continue to do well once the economic recovery is in full swing.

     Thank you for investing in the Fund.

                                  Yours truly,



                     Ben Liao                             Stephen J. Dodson

                     Co-Portfolio Manager                 Co-Portfolio Manager



                           THE PARNASSUS INCOME TRUST
-------------------------------------------------------------------------------------------------------------------
                  EQUITY INCOME FUND PORTFOLIO: MARCH 31, 2004*

                                   (UNAUDITED)


-------------------------------------------------------------------------------------------------------------------
Number of SharesCommon Stocks                                                          Market Value             Per Share
            650,000   AGL Resources Inc.                                             $   18,863,000             $  29.02
             75,000   Ambac Financial Group                                               5,533,500                73.78
            375,000   American International Group                                       26,756,250                71.35
            400,000   AmSouth Bancorporation                                              9,404,000                23.51
             50,000   Applera Corporation - Applied Biosystems Group                        989,000                19.78
             50,000   Apria Healthcare                                                    1,497,000                29.94
            650,000   Arthur J. Gallagher & Co.                                          21,170,500                32.57
            100,000   Atmos Energy Corp.                                                  2,557,000                25.57
             50,000   Automatic Data Processing                                           2,100,000                42.00
            100,000   Baldor Electric Company                                             2,298,000                22.98
             70,000   Bank One Corporation                                                3,816,400                54.52
            100,000   Banta Corporation                                                   4,629,000                46.29
            100,000   Becton Dickinson & Company                                          4,848,000                48.48
             91,945   Bob Evans Farms, Inc.                                               2,982,696                32.44
            100,000   Calgon Carbon Corp.                                                   770,000                 7.70
             42,500   Cascade Natural Gas                                                   926,075                21.79
             70,500   Cedar Fair, L.P.                                                    2,465,385                34.97
             50,000   Charles Schwab Corp.                                                  580,500                11.61
            150,000   Cisco Systems, Inc.                                                 3,528,000                23.52
             50,000   Colgate-Palmolive Co.                                               2,755,000                55.10
            200,000   Diebold, Inc.                                                       9,624,000                48.12
            100,000   ElkCorp                                                             2,709,000                27.09
            600,000   Electro Scientific Industries, Inc.                                14,124,000                23.54
             80,000   Energen Corporation                                                 3,300,000                41.25
            100,000   Ennis Business Forms, Inc.                                          1,674,000                16.74
            400,000   Equity Office Properties Trust                                     11,556,000                28.89
             25,000   First Data Corporation                                              1,054,000                42.16
            500,000   First Health Group                                                 10,930,000                21.86
            725,000   Foot Locker, Inc.                                                  18,705,000                25.80
              5,000   Forest Laboratories                                                   358,100                71.62
            300,000   Gannett Co., Inc.                                                  26,442,000                88.14
             10,000   Genentech, Inc.                                                     1,058,200               105.82
            250,000   Genuine Parts Co.                                                   8,180,000                32.72
             10,000   Golden West Financial                                               1,119,500               111.95




                           THE PARNASSUS INCOME TRUST
-------------------------------------------------------------------------------------------------------------------
                  EQUITY INCOME FUND PORTFOLIO: MARCH 31, 2004*

                              (UNAUDITED) CONTINUED


   Number of Shares   Common Stocks                                                    Market Value             Per Share
-------------------------------------------------------------------------------------------------------------------
             10,000   Harleysville Group                                           $        186,200             $  18.62
            125,000   HCC Insurance Holdings                                              4,041,250                32.33
            650,000   Health Management Associates                                       15,086,500                23.21
            165,000   Invitrogen Corp.                                                   11,828,850                71.69
            475,000   Johnson & Johnson, Inc.                                            24,092,000                50.72
            250,000   KeySpan Corporation                                                 9,555,000                38.22
            250,000   Kinder Morgan, Inc.                                                15,755,000                63.02
            350,500   Laboratory Corporation of America Holdings                         13,757,125                39.25
             15,000   Lincare Holdings, Inc.                                                471,300                31.42
            100,000   Lincoln National Corporation                                        4,732,000                47.32
            500,000   Liz Claiborne, Inc.                                                18,345,000                36.69
            100,000   Mattel, Inc.                                                        1,844,000                18.44
             25,000   McGraw-Hill, Inc.                                                   1,903,500                76.14
             15,000   MDU Resources Group, Inc.                                             352,350                23.49
             86,535   MedQuist, Inc.                                                      1,362,061                15.74
            100,000   Medtronic, Inc.                                                     4,775,000                47.75
             50,000   Mentor Graphics Corporation                                           891,000                17.82
            300,000   Merck & Co., Inc.                                                  13,257,000                44.19
            110,000   National Fuel Gas Company                                           2,706,000                24.60
             35,000   Nationwide Financial Services, Inc.                                 1,261,750                36.05
            160,000   New Jersey Resources                                                6,048,000                37.80
            300,000   NiSource, Inc.                                                      6,375,000                21.25
             57,600   Northwest Natural Gas Company                                       1,800,000                31.25
            350,000   ONEOK, Inc.                                                         7,892,500                22.55
            100,000   Patterson Dental Company                                            6,861,000                68.61
             72,600   Peoples Energy Corporation                                          3,241,590                44.65
            700,000   Pfizer, Inc.                                                       24,535,000                35.05
            325,000   Pharmaceutical Product Development, Inc.                            9,681,750                29.79
             50,000   Pharmaceutical Resources, Inc.                                      2,843,000                56.86
            450,000   Pitney Bowes, Inc.                                                 19,174,500                42.61
             52,200   Province Healthcare Company                                           829,980                15.90
            125,000   Quest Diagnostics, Inc.                                            10,353,750                82.83
             25,000   Questar Corporation                                                   911,000                36.44
             38,200   RadiSys Corporation                                                   798,380                20.90


                           THE PARNASSUS INCOME TRUST
-------------------------------------------------------------------------------------------------------------------
                  EQUITY INCOME FUND PORTFOLIO: MARCH 31, 2004*

                              (UNAUDITED) CONTINUED


   Number of Shares   Common Stocks                                                    Market Value             Per Share
-------------------------------------------------------------------------------------------------------------------
            150,000   RenaissanceRe Holdings, Ltd.                                   $    7,800,000             $  52.00
            475,000   SBC Communications, Inc.                                           11,656,500                24.54
            150,000   Select Medical Corporation                                          2,505,000                16.70
            275,000   SLM Corporation                                                    11,508,750                41.85
             57,000   Snap-on, Inc.                                                       1,843,380                32.34
             75,000   Sybron Dental Specialties, Inc.                                     2,043,750                27.25
            125,000   Target Corporation                                                  5,630,000                45.04
             30,000   The Home Depot, Inc.                                                1,120,800                37.36
             50,000   The J.M. Smucker Company                                            2,639,000                52.78
            225,000   The St. Paul Companies, Inc.                                        9,002,250                40.01
            100,000   Travelers Property Casualty Corporation                             1,727,000                17.27
             75,000   Trex Company, Inc.                                                  2,558,250                34.11
            100,000   Tribune Company                                                     5,044,000                50.44
            400,000   TriQuint Semiconductor                                              2,920,000                 7.30
            100,000   UGI Corporation                                                     3,292,000                32.92
             30,000   UnitedHealth Group, Inc.                                            1,933,200                64.44
             44,300   Vectren Corporation                                                 1,092,881                24.67
            125,000   Verizon Communications                                              4,567,500                36.54
            117,234   WD-40 Company                                                       4,103,190                35.00
            500,000   Wells Fargo & Co.                                                  28,335,000                56.67
                      Total common stocks                                            $ 588,173,893

   Principal Amount   Convertible Bonds                                                Market Value          Market Price
-------------------------------------------------------------------------------------------------------------------
       $ 20,000,000   Ciena Corporation, 3.750%, 02/01/08                             $  18,500,000             $  92.50
          2,000,000   Brocade Commumnications, 2.000%, 01/01/07                           1,852,500                92.63
          2,000,000   Etrade Group, 6.000%, 02/01/07                                      2,047,500               102.38
          4,602,000   Lam Research, 4.000%, 06/01/06                                      4,625,010               100.50
          1,000,000   RadiSys Corporation, 5.500%, 08/15/07                                 983,750                98.38
          5,691,000   RF Micro Devices, 3.750%, 08/15/05                                  5,683,886                99.88
         10,000,000   TriQuint Semiconductor, 4.000%, 03/01/07                            9,962,500                99.63
          3,250,000   Vitesse Semiconductor Corp., 4.000%, 03/15/05                       3,217,500                99.00
                      Total convertible bonds                                         $  46,872,646





                           THE PARNASSUS INCOME TRUST
-------------------------------------------------------------------------------------------------------------------
                  EQUITY INCOME FUND PORTFOLIO: MARCH 31, 2004*

                              (UNAUDITED) CONTINUED


   Number of Shares   Preferred Stocks                                                 Market Value             Per Share
-------------------------------------------------------------------------------------------------------------------
            275,000   Baxter International, 7.000%, 02/16/06                          $  14,850,000             $  54.00
             10,000   Cummins, Inc., 7.000%, 06/15/31                                       693,750                69.38
             55,439   First Republic Bank, 8.875%, Series B                               1,507,941                27.20
             50,000   KeySpan Corporation, 8.750%, 05/16/05                               2,675,000                53.50
            325,000   ONEOK, Inc., 8.5010%, 02/16/06                                     10,185,500                31.34
            125,000   The St. Paul Companies, Inc., 9.000%, 08/16/05                      9,246,250                73.97
             35,000   TECO Energy, 9.500%, 01/15/05                                         574,000                16.40
            200,000   Toys R Us, Inc., 6.250%, 08/16/05                                   9,576,000                47.88
             40,000   Zions Bancorporation, 8.000%, 09/01/32                              1,126,000                28.15
                      Total preferred stocks                                         $   50,434,441
                      Total long-term investments                                     $ 685,480,980
                      Short-term investments and other assets                            14,131,189
                      Total Net Assets                                                $ 699,612,169
                      The Net Asset Value as of March 31, 2004                   $            24.50

o Portfolio is current at time of printing, but composition is subject to change.



                           THE PARNASSUS INCOME TRUST
-------------------------------------------------------------------------------------------------------------------
                  FIXED-INCOME FUND PORTFOLIO: MARCH 31, 2004*

                                   (UNAUDITED)


   Principal Amount   Corporate Bonds                                                  Market Value          Market Price
-------------------------------------------------------------------------------------------------------------------
     $      500,000   Bank One Corporation,
                      6.000%, 02/17/09                                               $      558,879             $ 111.78
          1,000,000   Ciena Corporation Convertible+,
                      3.750%, 02/01/08                                                      925,000                92.50
            500,000   Goldman Sachs Group,
                      6.650%, 05/15/09                                                      573,756               114.75
            700,000   International Lease Finance Corporation,
                      5.625%, 06/01/07                                                      763,418               109.06
            500,000   Norwest Financial, Inc.,
                      6.850%, 07/15/09                                                      578,493               115.70
            400,000   Target Corporation,
                      7.500%, 08/15/10                                                      483,387               120.85
                      Total corporate bonds                                            $  3,882,933

   Principal Amount   U.S. Government Agency Bonds                                     Market Value          Market Price
-------------------------------------------------------------------------------------------------------------------
      $   1,000,000   Federal Home Loan Bank,
                      5.000%, 05/28/15                                                $   1,004,658              $100.47
          2,000,000   Federal Home Loan Mortgage Corporation,
                      6.375%, 08/01/11                                                    2,160,356               108.02
          2,000,000   Federal Home Loan Mortgage Corporation,
                      6.250%, 03/05/12                                                    2,181,460               109.07
          1,000,000   Federal National Mortgage Association,
                      5.500%, 07/18/12                                                    1,041,065               104.11
          3,000,000   Federal National Mortgage Association,
                      5.125%, 4/22/13                                                     3,006,090               100.20
                      Total U.S. government agency bonds                               $  9,393,629


   Number of Shares   Convertible Preferred Stocks                                     Market Value             Per Share
-------------------------------------------------------------------------------------------------------------------
             45,000   ONEOK, Inc.,
                      8.500%, 02/16/06                                                $   1,410,300             $  31.34
             23,000   The St. Paul Companies, Inc.,
                      9.000%, 08/16/05                                                    1,701,310                73.97
                      Total preferred stocks                                          $   3,111,610
                      Total long-term investments                                     $ 16,388,172
                      Short-term investments and other assets                           19,610,755
                      Total Net Assets                                                $ 35,998,927
                      The Net Asset Value as of March 31, 2004                   $           16.11

                      * Portfolio is current at time of printing, but composition is subject to change.
                      + Convertible bond


                           THE PARNASSUS INCOME TRUST
-------------------------------------------------------------------------------------------------------------------
              CALIFORNIA TAX-EXEMPT FUND PORTFOLIO: MARCH 31, 2004*

                                   (UNAUDITED)


   Principal Amount   Municipal Bonds                                                  Market Value          Market Price
-------------------------------------------------------------------------------------------------------------------
      $   1,000,000   ABAG Financing Authority,
                      4.250%, 11/15/12                                                $   1,026,320              $102.63
            400,000   CA Department of Water Resources -
                      Central Valley Projects,
                      5.125%, 12/01/16                                                      437,996               109.50
          1,100,000   CA Department of Water Resources -
                      Power Supply Revenues,
                      5.500%, 05/01/09                                                    1,239,238               112.66
            400,000   CA Health Facilities-Kaiser Permanente,
                      5.000%, 10/01/08                                                      452,928               113.23
            500,000   CA Infrastructure & Economic Development,
                      5.000%, 10/01/12                                                      569,005               113.80
            960,000   CA Public Works-Community Colleges,
                      5.500%, 12/01/09                                                    1,078,502               112.34
          1,000,000   CA Public Works-UCLA Hospital,
                      5.375%, 10/01/13                                                    1,137,780               113.78
            910,000   CA Statewide Communities Development -
                      EAH-East Campus Apartments,
                      4.500%, 08/01/10                                                      966,402               106.20
            500,000   Central Coast Water,
                      5.000%, 10/01/16                                                      534,970               106.99
          1,000,000   Contra Costa Transit Authority,
                      4.000%, 03/01/09                                                    1,077,170               107.72
            300,000   Folsom School District,
                      5.650%, 08/11/11                                                      341,199               113.73
          1,000,000   Indian Wells Redevelopment Agency,
                      4.500%, 09/01/11                                                    1,095,580               109.56
            600,000   La Quinta Redevelopment Agency,
                      7.300%, 09/01/11                                                      765,750               127.63
            415,000   Loma Linda Hospital,
                      4.850%, 12/01/10                                                      467,680               112.69
            450,000   Los Altos Unified School District,
                      5.250%, 08/01/10                                                      516,267               114.73





                           THE PARNASSUS INCOME TRUST
-------------------------------------------------------------------------------------------------------------------
              CALIFORNIA TAX-EXEMPT FUND PORTFOLIO: MARCH 31, 2004*

                              (UNAUDITED) CONTINUED


   Principal Amount   Municipal Bonds                                                  Market Value          Market Price
-------------------------------------------------------------------------------------------------------------------
    $       315,000   Los Angeles City Public Works-Parks,
                      5.500%, 10/01/12                                                $     354,457              $112.53
            275,000   Los Angeles Community Redevelopment,
                      5.000%, 07/01/13                                                      301,348                109.58
            250,000   Los Angeles Metro Transit Authority,
                      5.000%, 07/01/13                                                      273,318               109.33
            325,000   Los Angeles Metro Transit Authority,
                      5.500%, 07/01/10                                                      376,912               115.97
            440,000   Los Angeles Unified School District,
                      5.500%, 07/01/13                                                      513,858               116.79
            200,000   Los Angeles Wastewater System,
                      5.000%, 06/01/11                                                      221,334               110.67
            350,000   Metro Water District-Southern California,
                      5.25%, 07/01/15                                                       391,699               111.91
            450,000   Morgan Hill Unified School District,
                      4.900%, 08/01/13                                                      495,486               110.11
            300,000   Oakland General Obligation,
                      5.500%, 12/15/11                                                      337,329               112.44
            450,000   Oakland Redevelopment Agency,
                      3.400%, 09/01/09                                                      461,750               102.61
            860,000   Rialto Redevelopment Agency,
                      4.000%, 09/01/07                                                      901,271               104.80
            425,000   Rialto Redevelopment Agency,
                      4.500%, 09/01/13                                                      436,178               102.63
            410,000   Sacramento Unified School District,
                      5.750%, 07/01/17                                                      488,946               119.26
            400,000   San Francisco Bay Area Rapid Transit,
                      5.250%, 07/01/13                                                      444,672               111.17
            390,000   San Francisco Bay Area Rapid Transit,
                      5.500%, 07/01/07                                                      434,932               111.52
          1,000,000   San Francisco International Airport,
                      5.000%, 05/01/10                                                    1,124,960               112.50
          1,000,000   San Francisco Public Utilities -
                      Clean Water Revenue,
                      5.000%, 10/01/09                                                    1,134,470              $113.45
          1,000,000   State of California,
                      5.000%, 03/01/08                                                    1,087,010               108.70
            700,000   State of California,
                      6.100%, 10/01/09                                                      808,955               115.57
          1,000,000   State of California,
                      6.600%, 02/01/09                                                    1,160,180               116.02
                      Total municipal bonds                                            $ 23,455,852
                      Short-term investments and other assets                             2,244,108
                      Total Net Assets                                                 $ 25,699,960
                      The Net Asset Value as of March 31, 2004                     $          17.28

                      Portfolio is current at time of printing, but composition is subject to change.

     The Parnassus Income Trust
     One Market-Steuart Tower, Suite 1600

     San Francisco, CA 94105

     415.778.0200

     800.999.3505

     www.parnassus.com



     Investing with a conscience

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     Parnassus Investments

     One Market-Steuart Tower

     Suite 1600

     San Francisco, CA 94105



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     Foley & Lardner LLP

     777 E. Wisconsin Avenue

     Milwaukee, WI 53202



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     Auditors

     Deloitte & Touche LLP

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     San Francisco, CA 94105



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     Parnassus Investments

     One Market-Steuart Tower

     Suite 1600

     San Francisco, CA 94105

                       This report must be preceded or accompanied by a current prospectus.